EQUIPMENT LEASE AGREEMENT

         This Lease Agreement is made and entered into at Logan, Utah effective the 1st day of December, 1999, by and between PVC, Incorporated, a Utah corporation with principal offices in Logan, Utah (hereinafter "Lessor"), and NACO INDUSTRIES, INC., a Utah corporation with principal offices in Logan, Utah (hereinafter "Lessee").

         l. LEASE.Lessor hereby leases to Lessee, and the Lessee rents from the Lessor, all of that certain personal property and equipment described in Exhibit "A", which is attached hereto and incorporated by this reference as though fully set forth herein (hereinafter the "Equipment").

         2. TERM. This lease shall continue for the term of five (5) years, commencing on December 1, 1999 and continuing thereafter through November 30, 2004, or until earlier terminated as set forth herein. However, in the event that Lessee shall notify Lessor in writing of its intention to renew this lease, which notice must be given not less than ninety (90) days prior to the expiration of the initial term hereof, then this lease shall be renewed under the same terms as set forth herein, including the annual adjustments of the rentals hereunder, for an additional period of sixty (60) months.

         3. RENTAL. Rental payments shall become due and payable hereunder on a monthly basis, payable in advance, commencing on the first day of December, 1999 and continuing on the first day of each month thereafter until November 1, 2004, when the last of such monthly rental payments shall be paid. Rental payments shall initially commence at the rate of $9,500.00 per month; and, upon each annual anniversary date of this lease agreement, the monthly rentals shall be adjusted by the amount of any increase in the Consumer Price Index over the immediately



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preceding year. Rentals shall be payable to the Lessor at its office, or to such person or at such other place as the Lessor may from time to time designate in writing.

         4. SELECTION OF EQUIPMENT. The Lessee has selected and inspected the Equipment and accepts the Equipment AS IS, in its present condition.

         THE LESSOR MAKES NO WARRANTY, DIRECTLY OR INDIRECTLY, EXPRESS OR IMPLIED, AS TO THE EQUIPMENT OR ANY PART THEREOF, AS TO ITS DURABILITY, CONDITION, MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE EXCEPT THAT THE LESSOR WARRANTS THAT IT HAS TITLE TO OR PROPER AUTHORIZATION TO LEASE EACH ITEM OF EQUIPMENT AS OF THE DATE HEREOF.

         The parties agree that the Lessee may from time to time wish to replace, or add to, the Equipment leased hereunder. Any such replacement or addition shall occur only upon the prior written agreement of the parties hereto, and the amount of the monthly rental payments shall be increased accordingly, pursuant to the mutual agreement of the parties hereto. Consent to make such replacements or additions, however, shall not be unreasonably withheld by Lessor.

         5. CREDIT AND FINANCIAL INFORMATION. The Lessee warrants that all credit and financial information submitted to the Lessor herewith or at any other time during the term of this lease is true and correct in all details and complete for the purpose of inducing the Lessor to enter into this lease, or consent to the addition or replacement of Equipment.

         6. LESSEE'S INSPECTION AND ACCEPTANCE. Lessee acknowledges receipt of the Equipment in good condition and working order and as satisfactory in all respects for the purpose of this lease.


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         7.  INSTALLMENT,  MAINTENANCE  AND  REPAIR.  Neither the Lessor nor its
assignee shall have any obligation to install, erect, test, adjust, or service the equipment. The Lessee, at its own cost and expense shall:

                  (a) Pay all charges in connection with the maintenance and operation of the equipment;

                  (b)   Comply   with   all   laws,   ordinances,   regulations,
requirements, and rules with respect to the use, maintenance, and operation of the equipment;

                  (c) Take good and proper care of the equipment and make all repairs and replacements necessary to maintain, preserve, and keep the equipment in good condition and working order. The Lessee shall not make any alterations, additions, or improvements to the equipment without the prior written consent of the Lessor. All repairs, replacements, parts, devices, accessories, and improvements of whatsoever kind or nature furnished or affixed to the equipment shall belong to and become part of the property of the Lessor.

         8. INSURANCE AND INDEMNITY.The Lessee assumes the entire risk of loss, theft, or damage to the equipment, whether or not covered by insurance, and no such loss, theft, or damage shall relieve the Lessee of its obligations hereunder except as set forth in paragraph 12. The Lessee agrees to and does hereby indemnify and hold the Lessor harmless of, from, and against all claims, costs, expenses, damages, and liabilities, including reasonable attorney's fees resulting from or incident to the use, operation, or storage of the equipment during the term of this lease. While the equipment is in the possession or control of the Lessee, the Lessee agrees, at its own cost and expense, to keep the equipment insured to protect all interests of the lessor, against all risks of loss, theft, or damage from every cause whatsoever for not less than the then



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current value of the equipment and in addition  shall  purchase  insurance in an amount reasonable under the circumstances to cover the liability of the Lessor for public liability and property damage. The Lessor shall be named as an insured in all such policies and as loss payee thereunder. Each insurer shall agree by endorsement upon the policy or policies issued by it, that it will give the Lessor 30 days prior written notice of the effective date of any alteration or cancellation. The proceeds of such insurance, whether resulting from loss, theft, or damage or return premium or otherwise, shall be applied toward the replacement or repair of the equipment or the payment of the obligations of the Lessee hereunder at the option of the Lessor. The Lessee hereby appoints the Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute or endorse all documents, checks, or drafts for loss or damage or return premium under any insurance policy issued on the equipment.

         9. LOSS, THEFT OR DAMAGE. In the event of loss, theft, or damage to the equipment in whole or in part, the Lessee shall promptly so notify the Lessor and, at the Lessor's option shall:

                  (a) Place such  equipment in good condition and working order;
or

                  (b) Replace  such  equipment  with  like   equipment  in  good
condition and working order and furnish the Lessor with necessary documents to vest good and marketable title thereto in the Lessor; or

                  (c) If the Lessor determines that any item of equipment is beyond repair, pay to the Lessor, within ten days of such notification, the loss value thereof which shall be an amount equal to the sum of:


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                           (1) All rents and other  amounts  due and owing under
this lease thereon at the time of such payment; plus;

                           (2) The sum of the rents and other  amounts to become
payable for same during the balance of the lease, plus;

                           (3) The reversionary  value of such item of equipment
at the end of the lease had such loss not occurred. Upon such payment the lease shall terminate with respect to the item of equipment so paid for and the Lessee shall thereupon become the owner thereof.

         10. OWNERSHIP. The equipment shall at all times remain the property of the Lessor and the Lessee shall have no right or property interest therein but only the right to use the same under this lease. The Lessor shall have the right to display notice of its ownership by affixing to the equipment an identifying plate, stencil, or other indicia of ownership. Nevertheless, in order to protect the interest of the Lessor, Lessee agrees to execute UCC-1 Forms as a protective measure, conferring a Security Interest in the Equipment to Lessor.

         11. PERSONAL PROPERTY. The equipment shall at all times remain personal property regardless of the manner affixed to the realty. The Lessee shall maintain each item so that it may be removed from any building in which it is placed without damaging such building.

         12. USE, LOCATION, REMOVAL AND INSPECTION. The equipment shall be used only in the lawful business of the Lessee and located at Lessee's place of business as approved by Lessor. The Lessee, without the written consent of the Lessor, shall not remove the equipment from such location nor part with possession or control thereof. The Lessor, upon prior reasonable notice to the Lessee, shall have the right to inspect the equipment during the Lessee's normal business hours.


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         13. TAXES AND LICENSES.  The Lessee shall pay all taxes,  license fees, and assessments, levied on the equipment, or relating to this lease, exclusive of franchise taxes and taxes measured by the income of the Lessor. The Lessee shall file all returns required therefor and furnish copies thereof to the Lessor. The Lessor will cooperate with the Lessee and furnish the Lessee with any information available to the Lessor in connection with the Lessee's obligations under this paragraph.

         14. LESSOR'S  PAYMENT.   In the case of the  failure  of the  Lessee to
procure or maintain the required insurance, pay taxes, license fees, or assessments as required or to keep the equipment in good condition and working order as hereinbefore specified, the Lessor shall have the right, but not the obligation to effect such insurance, pay such taxes, license fees, and assessments and keep the equipment in good condition and working order, as the case may be. In such event, the costs thereof shall be repayable by the Lessee to the Lessor with the next installment of rent, and failure to do so shall carry the same consequence as failure to pay any installment of rent when due hereunder.

         15. LATE CHARGES. Should the Lessee fail to pay any rental or other charges provided for in this lease when due, there shall be imposed a late fee of 5% of such late payment, and such payment and late fee shall thereafter bear interest at 1 1/2% per month (18 month per annum).



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         16. ENCUMBRANCES. Lessee shall keep the equipment free and clear of all levies, liens and encumbrances.

         17. RETURN OF EQUIPMENT, REPOSSESSION. Upon termination of this lease for any reason, the Lessee, at its own expense, will forthwith return the equipment to the Lessor at Lessor's property in Logan, Utah. Should the Lessee fail or refuse to so return and deliver the equipment, the Lessor shall have the right without notice or demand, to enter the premises where the equipment may be found and take possession of and remove any equipment without legal process. The Lessee hereby releases any claim or right of action for trespass arising from such entry or removal. The equipment, upon its return, will be in good condition and working order.

         18. ASSIGNMENT. Without the Lessor's prior written consent, the Lessee shall not assign, transfer, pledge, hypothecate, or otherwise dispose of this lease or any interest therein or sublet or lend the equipment or permit it to be used by anyone other than the Lessee and Lessee's employees.

         19. DEFAULT. Any of the following events or conditions shall constitute a default of the Lessee under this lease:

                  (a) Default in the payment of rent or any other sums due hereunder for a period of ten days after the same becomes due;

                  (b) Any other breach of the terms and conditions of this lease;

                  (c) If any writ or order of attachment, execution, or other legal action against the Lessee is levied on any or all equipment and not released or satisfied within ten days;

                  (d) Death  or  judicial   incompetency  of  the  Lessee  if an
individual;


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                  (e) The   institution   of  a   proceeding   in    bankruptcy,
receivership, or insolvency against the Lessee or its property or if the Lessee shall enter into an agreement or composition with its creditors;

                  (f) The occurrence of any event described in subdivisions (d) or (e) of this paragraph with respect to any guarantor of the Lessee;

                  (g) If any certificate, statement, representation, or warranty furnished by the Lessee or any of the Lessee's guarantors proves to be false in any material respect; or

                  (h) If the condition of the affairs of the Lessee or any of the Lessee's guarantors shall so change as to, in the sole opinion of the Lessor, impair the Lessor's security or increase the credit risk involved.

         20. REMEDIES. Upon the happening of any event of default as set forth in paragraph 19, the Lessor shall have the right to do the following without demand or notice of any kind: (a) Declare due, sue for, and receive from the Lessee the sum of all rents and other amounts due and owing under this lease plus the sum of the rents and other amounts to become payable during the balance of the term of this lease;

                  (b) Retake possession of any and all equipment without any court order or other process of law. For such purpose, the Lessor may enter upon any premises where such equipment is located and remove the same therefrom without being liable to any suit, action, or other proceedings by the Lessee. The Lessor may, at its option, sell the equipment at public or private sale for cash or on credit and by itself become the purchaser at such sale. The Lessee shall be liable for arrears of rent, if any, the expense of retaking possession, and the removal of the equipment, court costs, in addition to the balance of the


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rentals provided for herein, or in any renewal hereof,  less the net proceeds of the sale of the equipment, if any, after deducting all costs of taking, storage, repair and sale and reasonable attorney's fees.

         THE LESSEE WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO A JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OF THE EQUIPMENT BY THE LESSOR.

                  (c) Terminate this lease as to any or all equipment.

                  (d) Terminate  any other lease  between the Lessor and Lessee;
or

                  (e) Pursue any other remedy at law or in equity.

         21. CONCURRENT REMEDIES. The rights granted to the Lessor under paragraph 20 shall be cumulative and action on one shall not be deemed to constitute an election or waiver of any other right to which the Lessor may be entitled. The Lessee waives trial by jury in any action or proceeding arising hereunder.

         22. NOTICE AND WAIVERS. All notices relating hereto shall be delivered in person to an officer of the Lessor or Lessee or shall be mailed certified or registered to the Lessor or Lessee at their respective addresses or at any other address hereinafter furnished by notice given in like manner. A waiver of a specific default shall not be a waiver of any other or subsequent default. No waiver by the Lessor or any provisions hereof shall constitute a waiver of any other matter and all waivers shall be in writing and executed by an officer of the Lessor. No failure on the part of the Lessor to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof.



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         23. ENTIRE AGREEMENT.  This instrument constitutes the entire agreement between the parties and may not be modified except by a written instrument signed by the parties. Any representation or statement made by the Lessor or Lessee not stated herein shall not be binding.

         24. ADDITIONAL  DOCUMENTS.   At the request of the  Lessor,  the Lessee
shall execute and deliver to the Lessor such documents as the Lessor shall deem necessary or desirable for the purpose of recording or filing.

         25. MISCELLANEOUS. Any provision of this instrument prohibited by law in any state shall, as to such state, be ineffective to the extent of such prohibition without invalidating the remaining provisions of this instrument. This instrument shall be governed and construed in accordance with the laws of the State of Utah.

         IN WITNESS WEHREOF, the parties hereto have set their hands as of the date and year first set forth above.

                               LESSOR:

                               PVC, Inc.

                               By
                               Title:


                               LESSEE:
                               NACO INDUSTRIES, Inc.


                               By
                               Title:






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                                  EXHIBIT "A"

            List of Personal property and Equipment Subject to Lease




   Quantity                                      Description

1       Steel Racks
1       Spark Resistant Fan
1       Hydraulic Unit 7.5 HP
1       Horizontal Beller
1       Valve Threader - Hydraulic
1       Power Transmission Promission Products 45" Elbow Machine Model 1878
1       24" Press and Beller Model 24, Ser. #88-27
2       Puller and Beller Machines
1       Mandrell Rack
1       12" Disc Sander
1       Ring Saw and Rack Model P, Ser. #6192-04
1       Drill Press
1       Grazino Engine Lathe 24" x 80" Model SAG508 Ser. #7896
1       Gorton Mill 3HP Model 1-22, Ser. #39277
1       Storage Cabinet
1       Ace Welding Torch
1       Automatic Gasket Cavity Machine and Assoc.Tooling Model 387, Ser # 4
1       Automatic Glycerine Tank
1       Pressure Test Tank and Associated Tooling
1       Marvel Series B Band Saw, Ser. #89056
1       Abrasine Saw and Table
12      End Cap Ring
1       Auto Router Table and Plates
1       Automatic Electric Glycerine Tank
6       PIP Belling Mandrells Solvent Weld
6       IPS Belling Mandrells Solvent Weld
4       Sewer Belling Mandrells Solvent Weld
6       PIP Reducing Flanges
5       IPS Reducing Flanges
6       Sewer Reducing Flanges
6       PIP Pulling Mandrells
6       IPS Pulling Mandrells
6       PIP Stripper Plates Solvent Weld
6       IPS Stripper Plates Solvent Weld
4       Sewer Stripper Plates Solvent Weld
1       Automatic (Air) Riser Machine
1       Valve Top Starter and Table
1       Belt Sander 18"
1       2 Wheel Trailer
5       Gasket Belling Mandrells PIP
5       PIP Gasket Forming Rings
5       Gasket Belling Mandrells IPS
5       IPS Forming Rings
5       Gasket Belling Mandrells Sewer
5       Sewer Gasket Forming Rings
1       Electric Welder and Equipment
1       Bolted Coupling Flange Molds 6 - 15 Perm
1       Mill Knodra Trpe FU-300 X-955
1       Whacheon Lathe Model HL-A60 Ser. #222143
1       Bullard 42" Boring Machine Ser. #16822
1       Ellis Mitre Saw Ser. #16936579
1       Hydralic Tracer Model TR100 Ser. #2383-DE
1       Air Compressor 5 Horse
1       Glue Clamp Tee - Double Bay
1       Glycerin Tank - Manual 15" Capacity
1       Welder - Lincoln Arc Mig
1       Welding Lincoln Stick
1       Glycerin Tank
1       Elbow Machine
1       Clausing / Kondia Milling Machine
1       Cincinnati Milacron Sabre 1250
1       Kent KGS-510AHD Precision Grinding Machine
1       Kent KGS-616M Precision Grinding Machine
1       DeVlieg Jig Mill Model 4B-60
1       Charmiles
1       Cincinnati Bichford Radial Arm Drill
1       Delectrode Drill
1       PCB IF1 Actuator w/depth stop 1-80
1       Power Shape Software
1       Computers
1       CadKey with fast Solid-Eckman Technologies
1       Mastercom 7.0 - Mill Level 3